United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-1

(Investment Company Act File Number)

Federated Stock and Bond Fund
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  11/30/08

Date of Reporting Period:  Fiscal year ended 11/30/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Stock and Bond Fund

Established 1934

(formerly, Federated Stock and Bond Fund, Inc.)

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
SHAREHOLDER MEETING RESULTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$19.99		$20.55		$18.95		$18.38		$17.38
Income From Investment Operations:
Net investment income	0.40		0.41		0.38		0.31		0.36
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.91)		1.42		1.93		0.56		1.01
TOTAL FROM INVESTMENT OPERATIONS	(4.51)		1.83		2.31		0.87		1.37
Less Distributions:
Distributions from net investment income	(0.42)		(0.40)		(0.38)		(0.30)		(0.37)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)		(1.99)		(0.33)		--		--
TOTAL DISTRIBUTIONS	(2.37)		(2.39)		(0.71)		(0.30)		(0.37)
Net Asset Value, End of Period	$13.11		$19.99		$20.55		$18.95		$18.38
Total Return [2]	(25.39)%		9.88%		12.55	% [3]	4.75	% [3,4]	7.89%

Ratios to Average Net Assets:
Net expenses	1.25	% [5]	1.25	% [5]	1.17	% [5]	1.16	% [5]	1.29	% [5]
Net investment income	2.48%		2.07%		1.90%		1.63%		1.72%
Expense waiver/reimbursement [6]	0.19%		0.10%		0.12%		0.08%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$125,373		$195,687		$198,289		$234,204		$237,428
Portfolio turnover	190%		135%		106%		50%		47%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% and 0.02% on the total return for the years ended November 30, 2006 and 2005, respectively.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements The net expense ratios are 1.25%, 1.24%, 1.16%, 1.16% and 1.29%, for the years ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$19.96		$20.52		$18.93		$18.36		$17.36
Income From Investment Operations:
Net investment income	0.26		0.25		0.20		0.14		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.89)		1.43		1.94		0.58		1.00
TOTAL FROM INVESTMENT OPERATIONS	(4.63)		1.68		2.14		0.72		1.23
Less Distributions:
Distributions from net investment income	(0.29)		(0.25)		(0.22)		(0.15)		(0.23)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)		(1.99)		(0.33)		--		--
TOTAL DISTRIBUTIONS	(2.24)		(2.24)		(0.55)		(0.15)		(0.23)
Net Asset Value, End of Period	$13.09		$19.96		$20.52		$18.93		$18.36
Total Return [2]	(25.97)%		9.05%		11.59%		3.95	% [3]	7.08%

Ratios to Average Net Assets:
Net expenses	2.05	% [4]	2.03	% [4]	1.99	% [4]	1.95	% [4]	2.04	% [4]
Net investment income	1.72%		1.31%		1.07%		0.84%		0.97%
Expense waiver/reimbursement [5]	0.17%		0.10%		0.11%		0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,637		$41,365		$50,182		$63,151		$73,911
Portfolio turnover	190%		135%		106%		50%		47%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.05%, 2.03%, 1.98%, 1.95% and 2.04%, for the years ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$19.90		$20.47		$18.88		$18.31		$17.32
Income From Investment Operations:
Net investment income	0.26		0.26		0.22		0.17		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.87)		1.42		1.94		0.56		1.00
TOTAL FROM INVESTMENT OPERATIONS	(4.61)		1.68		2.16		0.73		1.23
Less Distributions:
Distributions from net investment income	(0.30)		(0.26)		(0.24)		(0.16)		(0.24)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)		(1.99)		(0.33)		--		--
TOTAL DISTRIBUTIONS	(2.25)		(2.25)		(0.57)		(0.16)		(0.24)
Net Asset Value, End of Period	$13.04		$19.90		$20.47		$18.88		$18.31
Total Return [2]	(25.98)%		9.05%		11.69%		3.98	% [3]	7.09%

Ratios to Average Net Assets:
Net expenses	2.05	% [4]	2.00	% [4]	1.95	% [4]	1.93	% [4]	2.02	% [4]
Net investment income	1.66%		1.30%		1.11%		0.88%		0.99%
Expense waiver/reimbursement [5]	0.16%		0.10%		0.11%		0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,603		$26,572		$27,033		$28,922		$26,704
Portfolio turnover	190%		135%		106%		50%		47%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.05%, 2.00%, 1.95%, 1.93% and 2.02%, for the years ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$20.02		$20.57		$18.98		$18.40		$17.38
Income From Investment Operations:
Net investment income	0.30		0.33		0.28		0.25		0.29
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.90)		1.43		1.94		0.53		1.03
TOTAL FROM INVESTMENT OPERATIONS	(4.60)		1.76		2.22		0.78		1.32
Less Distributions:
Distributions from net investment income	(0.34)		(0.32)		(0.30)		(0.20)		(0.30)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)		(1.99)		(0.33)		--		--
TOTAL DISTRIBUTIONS	(2.29)		(2.31)		(0.63)		(0.20)		(0.30)
Net Asset Value, End of Period	$13.13		$20.02		$20.57		$18.98		$18.40
Total Return [2]	(25.76)%		9.44%		11.98%		4.27	% [3]	7.64%

Ratios to Average Net Assets:
Net expenses	1.75	% [4]	1.70	% [4]	1.68	% [4]	1.65	% [4]	1.74	% [4]
Net investment income	1.93%		1.55%		1.42%		1.31%		2.52%
Expense waiver/reimbursement [5]	0.14%		0.10%		0.11%		0.05%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,947		$16,070		$10,234		$1,048		$65
Portfolio turnover	190%		135%		106%		50%		47%

1 Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.75%, 1.70%, 1.67%, 1.65% and 1.74%, for the years ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 770.40	$ 5.53
Class B Shares	$1,000	$ 767.60	$ 9.06
Class C Shares	$1,000	$ 767.70	$ 9.06
Class K Shares	$1,000	$ 768.70	$ 7.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$ 6.31
Class B Shares	$1,000	$1,014.75	$10.33
Class C Shares	$1,000	$1,014.75	$10.33
Class K Shares	$1,000	$1,016.25	$ 8.82

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).The annualized net expense ratios are as follows:

Class A Shares	1.25%
Class B Shares	2.05%
Class C Shares	2.05%
Class K Shares	1.75%

Management's Discussion of Fund Performance

For the fiscal year ended November 30, 2008, the fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares produced total returns of (25.39)%, (25.97)%, (25.98)% and (25.76)%, respectively, at net asset value. That compares with a (22.16)% return for the fund's blended index and (30.64)% for Morningstar's Moderate Allocation Funds Category Average. 1 The fund's blended index is composed of 60% of the return of the Standard & Poor's 500 Index (S&P 500) 2 and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index) (BCAB). 3 The S&P 500 and the BCAB had total returns of (38.09)% and 1.74%, respectively. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return data of the indices.

1 Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Total return data from FactSet.

3 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index. Total return data is from FactSet.

The following discussion will focus on the performance of the Fund's Class A Shares.

MARKET OVERVIEW

Domestic Equities

The credit concerns that first emerged during the summer of 2007 became increasingly severe during the 12-month period ended November 30, 2008. The Federal Reserve responded by easing monetary policy seven times by a total of 3.50% to end the period at 1.00% and instituting a number of specially-crafted lending programs to financial and non-financial institutions. Despite these actions, many venerable financial institutions either failed or needed to be rescued. By the end of September 2008, not one major independent U.S. investment bank remained, as the last two standing--Goldman Sachs and Morgan Stanley--rewrote their charters to become commercial banks. The credit freeze began taking its toll on the broader economy. Mass layoffs became commonplace, leading to a spike in unemployment. Consumers tightened their belts and curtailed spending.

Domestic equities, as represented by the S&P 500, responded with unusual volatility and steep declines. The index lost (38.1%) on a total return basis during the period, with each sector down significantly. The worst performing sectors in the S&P 500 were Financials (down 57.6%), Materials (down 44.9%) and Information Technology (down 43.3%). The best performing sector by far was Consumer Staples (down 16.0%). Next were Energy (down 27.2%) and Utilities (down 27.3%).

International Equities

Most major world equity indices underperformed the United States due to investor fears that spreading recessionary forces would weaken foreign economies even more than the domestic economy. U.S. dollar strength during much of the period (based on the New York Board of Trade U.S. Dollar Index) 4 caused foreign index performance to be even weaker in domestic currency than in local currencies.

Interest Rates

Interest rates on U.S. Government securities fell considerably over the 12-month reporting period (shorter maturities fell most) as nervous investors dumped spread bonds in favor of Treasury securities. Spread bonds underperformed Treasury securities by an unprecedented margin over the past year. The two-year Treasury yield fell 2.01% and finished the reporting period at 0.98%, while the 30-year Treasury yield fell 0.94% in the period to finish at 3.44%. The yield on the BCAB, however, only decreased marginally over the past year.

FUND PERFORMANCE

Asset Allocation Strategy Performance

For the year ended November 30, 2008, overall asset allocation strategy detracted from the fund's performance, primarily due to the stock-versus-bond allocation during much of the year. However, the fund's underweight in equities during much of the September-through-November period helped performance. For the full reporting period, the fund's overweight allocation to foreign equities hurt the fund's performance, as did the overweight allocation to small-caps late in 2008, when small-cap equities began to underperform large-cap equities. Investments in commodities also detracted from performance.

4 Calculates the performance of the U.S. Dollar against a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swiss Franc and Swedish Kroner.

Domestic Equities Performance

In the equity portion of the fund, positive stock selection and good sector allocations contributed to the fund's better-than-index performance. The fund benefited from an overweight position in Consumer Staples and an underweight position in Financials during the reporting period.

Individual stocks that were particularly helpful to performance included:

Nabors Industries, Ltd. (NBR), the world's largest land-drilling contractor, operating a fleet of over 600 land rigs and 780 land-work-over and well-servicing rigs worldwide. The stock benefited from a substantial rebound in North American land drilling rig day rates. The stock returned 21.2% during the period and was a positive contributor to fund performance.

Wal-Mart Stores Inc. (WMT), the world's largest retailer, with more than 6,300 stores, including some 1,200 discount stores, nearly 2,000 combination discount and grocery stores and 560 warehouse stores. Wal-Mart's value positioning is driving industry-leading sales, as cash-strapped consumers search for good quality at a low price. WMT's three-year effort to improve its apparel, home and electronics assortment is beginning to pay off as shoppers stop for necessities like food and household products but also purchase higher-margin discretionary items as well. The stock returned 18.7% during the holding period and contributed positively to the return of the fund relative to the S&P 500.

First Solar Inc. (FSLR), which engages in the design, manufacture and sale of solar electric power modules, a polycrystalline thin film structure that employs cadmium telluride semiconductor material to convert sunlight into electricity. The stock benefited from an increased use of solar due to worldwide renewable energy initiatives. The stock outperformed on a very strong earnings report and new solar contract wins related to its lower-cost thin film technology. First Solar returned 15.6% during the holding period and contributed positively to fund performance.

The stocks that were the largest detractors from fund performance were:

Microsoft Corp. (MSFT), which develops, manufactures, licenses and supports a range of software products for computing devices. The stock underperformed after Microsoft announced a large takeover bid for Yahoo because of the size of the deal, the premium paid and speculation that Microsoft may be forced to raise the offer. The stock lost 38.7% during the holding period and negatively contributed to fund performance.

Schlumberger Ltd. (SLB), which operates as an oilfield services company in the United States and internationally. The energy sector underperformed in the period as oil and natural gas prices fell. Oil exploration activity for next year is no longer expected to grow at what was originally anticipated; therefore 2009 EPS estimates for Schlumberger were revised downward. The stock returned (50.3)% during the holding period.

Goldman Sachs Group (GS), which provides a range of investment banking, securities and investment management services to corporations, financial institutions, governments and high net worth individuals worldwide. The stock was negatively affected by the deteriorating credit environment which hurt the investment banking and investment management business. The stock returned (66.08)% during the holding period.

Fixed-Income Performance

The bond portion of the fund underperformed its benchmark (the BCAB) considerably during the 12-month reporting period due mostly to sector management and security selection. Although our yield-curve management added to performance and our duration 5 call also had a slightly positive impact, that was not enough to offset the big drag from sector management and security selection. Our sector call hurt performance due to a considerable overweight in residential mortgage-backed securities, commercial mortgage-backed securities ("CMBS") and corporate bonds (both investment-grade and high yield corporate bonds). Currency management was a slight drag.

Security selection was a big negative for performance in the Federated Mortgage Core Portfolio and the Emerging Markets Fixed Income Core Fund, and also in CMBS. Furthermore, Regional Diversified, Washington Mutual, Lehman Bros. and Prologis detracted from performance. Offsetting some of the drag from security selection, on the positive side, were our positions in High Yield Bond Portfolio, Union Central Life Insurance, Pacific Life, Blackrock and the trading of Treasury futures positions.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class A Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(29.48)%
5 Years	(0.29)%
10 Years	0.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class B Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(29.58)%
5 Years	(0.25)%
10 Years	0.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class C Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(26.64)%
5 Years	0.08%
10 Years	0.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class K Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes compromised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(25.76)%
5 Years	0.42%
10 Years	1.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2008, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity Securities	57.9%
Mortgage-Backed Securities	26.2%
Corporate Debt Securities	10.2%
U.S. Treasury and Agency Securities	2.9%
Asset-Backed Securities	1.6%
International Equity Securities	0.8%
Foreign Debt Securities	0.4%
Derivative Contracts [2]	0.0%
Cash Equivalents [3]	3.0%
Other Assets and Liabilities--Net [4]	(3.0)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2008, the Fund's sector composition 5 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Health Care	17.8%
Consumer Staples	17.6%
Energy	15.7%
Industrials	11.1%
Information Technology	10.7%
Financials	10.6%
Consumer Discretionary	7.1%
Materials	5.4%
Telecommunication Services	0.8%
Utilities	3.2%
TOTAL	100.0%

5 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2008

Shares			Value in U.S. Dollars
		STOCKS--47.6%
		COMMON STOCKS--47.6%
		Consumer Discretionary--3.1%
50,000		Lowe's Cos., Inc.	$1,033,000
99,500		Mattel, Inc.	1,360,165
58,150		McDonald's Corp.	3,416,313
		TOTAL	5,809,478
		Consumer Staples--9.0%
20,800		Kellogg Co.	903,344
17,200		Kimberly-Clark Corp.	993,988
125,800		Kroger Co.	3,479,628
24,000		Molson Coors Brewing Co., Class B	1,067,280
82,066		Nestle SA	2,968,905
34,100		Procter & Gamble Co.	2,194,335
59,676		Unilever N.V., ADR	1,394,628
66,600		Wal-Mart Stores, Inc.	3,721,608
		TOTAL	16,723,716
		Energy--6.8%
15,400		Apache Corp.	1,190,420
33,900		Chevron Corp.	2,678,439
18,400		ConocoPhillips	966,368
16,200		Devon Energy Corp.	1,171,908
36,800		Exxon Mobil Corp.	2,949,520
22	[1]	NRG Energy, Inc.	521
52,800	[1]	Petroleo Brasileiro SA, ADR	1,105,632
66,000	[1]	Weatherford International, Inc.	842,820
47,125		XTO Energy, Inc.	1,802,060
		TOTAL	12,707,688
Shares			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Financials--4.7%
16,700		Franklin Resources, Inc.	$1,014,525
8,700		Goldman Sachs Group, Inc.	687,213
142,600		Huntington Bancshares, Inc.	1,140,800
77,800		JPMorgan Chase & Co.	2,463,148
46,000		Morgan Stanley	678,500
29,548		PNC Financial Services Group	1,559,248
43,500		Wells Fargo & Co.	1,256,715
		TOTAL	8,800,149
		Health Care--8.8%
20,600		Abbott Laboratories	1,079,234
12,700	[1]	Amgen, Inc.	705,358
17,500	[1]	Barr Laboratories, Inc.	1,144,325
41,000		Baxter International, Inc.	2,168,900
22,300		Becton, Dickinson & Co.	1,416,719
48,200		Bristol-Myers Squibb Co.	997,740
18,300	[1]	Cephalon, Inc.	1,344,684
27,800	[1]	Genentech, Inc.	2,129,480
25,700		Johnson & Johnson	1,505,506
46,900		Medtronic, Inc.	1,431,388
30,600		Shire PLC, ADR	1,254,600
36,500		Wyeth	1,314,365
		TOTAL	16,492,299
		Industrials--5.9%
5,836		Avery Dennison Corp.	181,500
7,098		Cintas Corp.	170,494
11,527		Donnelley (R.R.) & Sons Co.	147,084
6,842		Equifax, Inc.	174,129
30,200	[1]	Foster Wheeler Ltd.	672,252
140,463		General Electric Co.	2,411,750
28,400		Lockheed Martin Corp.	2,189,924
41,800		Norfolk Southern Corp.	2,067,846
11,384		Pitney Bowes, Inc.	281,298
17,800		United Parcel Service, Inc.	1,025,280
17,800		United Technologies Corp.	863,834
25,718		Waste Management, Inc.	750,966
		TOTAL	10,936,357
Shares or Principal Amount			Value in U.S. Dollars
		STOCKS--continued
		COMMON STOCKS--continued
		Information Technology--5.6%
28,300	[1]	Adobe Systems, Inc.	$655,428
11,000	[1]	Apple, Inc.	1,019,370
67,000	[1]	Cisco Systems, Inc.	1,108,180
113,100	[1]	EMC Corp. Mass	1,195,467
22,300		Hewlett-Packard Co.	786,744
18,300		International Business Machines Corp.	1,493,280
91,600		Microsoft Corp.	1,852,152
7,213	[1]	Monster Worldwide, Inc.	82,733
74,500	[1]	Oracle Corp.	1,198,705
32,600		Qualcomm, Inc.	1,094,382
		TOTAL	10,486,441
		Materials--2.1%
48,800		Barrick Gold Corp.	1,437,648
11,200		Monsanto Co.	887,040
48,900		Newmont Mining Corp.	1,645,485
		TOTAL	3,970,173
		Utilities--1.6%
17,100		FirstEnergy Corp.	1,001,718
13,200		Progress Energy, Inc.	523,908
37,200		Southern Co.	1,351,104
		TOTAL	2,876,730
		TOTAL COMMON STOCKS (IDENTIFIED COST $93,834,993)	88,803,031
		ASSET-BACKED SECURITIES--1.6%
$43,488	[2,3]	125 Home Loan Owner Trust 1998-1A B1, 9.76%, 2/15/2029	32,616
800,000		Banc of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	587,456
250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.74%, 2/10/2051	155,399
1,501		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6 1A3, 3.34%, 5/25/2026	1,488
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	496,970
900,000		Credit Suisse Mortgage Capital Certificate 2006-C4 AAB, 5.439%, 9/15/2039	675,867
Principal Amount			Value in U.S. Dollars
		ASSET-BACKED SECURITIES--continued
$350,000		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.317%, 4/15/2041	$222,159
400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	289,926
400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	244,903
100,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 6.266%, 02/12/2051	35,007
315,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	197,895
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $4,376,433)	2,939,686
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.7%
550,000		CS First Boston Mortgage Securities Corp. 2005-C6 A2FX, 5.207%, 12/15/2040	472,537
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	486,462
250,000		JPMorgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.815%, 2/12/2049	180,020
6,284	[2,3]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 7.549% 1/28/2027	4,084
300,799		Wells Fargo Mortgage Backed Securities Trust 2003-18, Series 2003-18, Class A1, 5.50%, 12/25/2033	226,763
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,924,538)	1,369,866
		CORPORATE BONDS--7.6%
		Basic Industry - Chemicals--0.1%
40,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	39,797
100,000		Praxair, Inc., 4.625%, 03/30/2015	92,354
50,000		RPM International, Inc., 6.50%, 02/15/2018	45,674
35,000		Rohm & Haas Co., 6.00%, 09/15/2017	30,717
		TOTAL	208,542
		Basic Industry - Metals & Mining--0.2%
80,000		Alcan, Inc., 5.00%, 06/01/2015	66,090
70,000		Alcoa, Inc., Note, 5.55%, 02/01/2017	51,454
50,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	48,237
120,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	85,069
100,000	[2,3]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	95,320
		TOTAL	346,170
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Basic Industry - Paper--0.1%
$200,000		Louisiana-Pacific Corp., 8.875%, 08/15/2010	$154,423
150,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	2,250
100,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	68,285
		TOTAL	224,958
		Capital Goods - Aerospace & Defense--0.0%
50,000	[2,3]	BAE Systems Holdings, Inc., 5.20%, 08/15/2015	45,751
25,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	24,089
		TOTAL	69,840
		Capital Goods - Diversified Manufacturing--0.2%
20,000		Dover Corp., Note, 5.45%, 03/15/2018	19,763
250,000		General Electric Co., Note, 5.00%, 02/01/2013	245,056
140,000	[2,3]	Hutchison Whampoa Ltd., 6.50%, 02/13/2013	133,598
90,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 02/15/2067	18,045
		TOTAL	416,462
		Capital Goods - Packaging--0.0%
40,000		Pactiv Corp., 6.40%, 1/15/2018	33,214
		Communications - Media & Cable--0.2%
75,000		Comcast Cable Communications Holdings, Company Guarantee, 8.375%, 03/15/2013	75,088
100,000		Comcast Corp., 7.05%, 03/15/2033	84,142
100,000		Comcast Corp., Company Guarantee, 6.50%, 01/15/2017	89,460
110,000		Cox Communications, Inc., Unsecd. Note, 4.625%, 01/15/2010	103,276
50,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	42,391
		TOTAL	394,357
		Communications - Telecom Wireless--0.2%
130,000		AT&T Wireless Services, Inc., 8.75%, 03/01/2031	124,826
75,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 03/01/2011	76,340
90,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	79,106
20,000		Vodafone Group PLC, 5.350%, 02/27/2012	19,429
90,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	77,550
		TOTAL	377,251
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--0.1%
$30,000		Embarq Corp., 6.738%, 06/01/2013	$23,722
40,000		Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	33,424
100,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	93,363
40,000		Verizon Communications, Inc., 6.100%, 04/15/2018	34,948
		TOTAL	185,457
		Consumer Cyclical - Automotive--0.1%
70,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	52,570
100,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 06/15/2010	87,050
		TOTAL	139,620
		Consumer Cyclical - Entertainment--0.1%
80,000		International Speedway Corp., 5.40%, 04/15/2014	68,365
20,000		International Speedway Corp., 4.20%, 04/15/2009	19,668
75,000		Time Warner, Inc., 5.50%, 11/15/2011	66,913
100,000		Walt Disney Co., Note, 5.70%, 07/15/2011	102,831
		TOTAL	257,777
		Consumer Cyclical - Lodging--0.0%
50,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/01/2016	35,038
		Consumer Cyclical - Retailers--0.2%
201,729	[2,3]	CVS Caremark Corp., Pass Thru Cert., 5.298%, 01/11/2027	135,993
60,000		Costco Wholesale Corp., 5.30%, 03/15/2012	61,930
20,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	13,671
70,000		Target Corp., Note, 5.875%, 07/15/2016	61,955
40,000		Wal-Mart Stores, Inc., 6.200%, 04/15/2038	38,560
		TOTAL	312,109
		Consumer Non-Cyclical - Food/Beverage--0.2%
70,000		Bottling Group LLC, Note, 5.50%, 4/01/2016	66,892
60,000		General Mills, Inc., Note, 5.70%, 02/15/2017	55,394
125,000		Kraft Foods, Inc., Note, 5.25%, 10/01/2013	118,656
50,000		PepsiCo, Inc., 4.65%, 02/15/2013	50,686
		TOTAL	291,628
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Consumer Non-Cyclical - Health Care--0.1%
$60,000		Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	$59,121
75,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	65,911
50,000		UnitedHealth Group, Inc., Bond, 6.00%, 02/15/2018	42,387
		TOTAL	167,419
		Consumer Non-Cyclical - Pharmaceuticals--0.1%
40,000		Abbott Laboratories, 5.15%, 11/30/2012	41,700
100,000		Genentech, Inc., Note, 4.75%, 07/15/2015	93,175
		TOTAL	134,875
		Consumer Non-Cyclical - Products--0.0%
45,000		Philips Electronics NV, 5.75%, 03/11/2018	39,136
		Consumer Non-Cyclical - Supermarkets--0.0%
25,000		Kroger Co., Bond, 6.90%, 04/15/2038	22,352
50,000		Sysco Corp., Sr. Unsecd. Note, 4.20%, 02/12/2013	49,061
		TOTAL	71,413
		Diversified Financial Services--1.4%
1,800,000		Bank of America Corp., Jr. Sub. Note, Series K, 8.00%, 12/29/2049	1,284,894
2,200,000		Citigroup, Inc., Jr. Sub. Note, Series E, 8.40%, 04/29/2049	1,306,426
		TOTAL	2,591,320
		Energy - Independent--0.2%
120,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.95%, 09/15/2016	105,266
120,000		Canadian Natural Resources Ltd., 4.90%, 12/01/2014	103,621
25,000		Pemex Project Funding Master, 5.75%, 12/15/2015	21,541
37,620	[2,3]	Ras Laffan Liquified Natural Gas, 3.437%, 09/15/2009	36,150
20,000		XTO Energy, Inc., 6.75%, 08/01/2037	16,784
25,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 08/01/2017	22,660
		TOTAL	306,022
		Energy - Integrated--0.2%
60,000		Conoco, Inc., Sr. Note, 6.95%, 04/15/2029	57,024
100,000		ConocoPhillips Australia Funding Co., 5.50%, 04/15/2013	100,423
35,000		Petro-Canada, Deb., 7.00%, 11/15/2028	27,581
55,558	[2,3]	Qatar Petroleum, 5.579%, 05/30/2011	56,385
100,000	[2,3]	StatoilHydro ASA, 5.125%, 04/30/2014	101,282
		TOTAL	342,695
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Energy - Oil Field Services--0.1%
$70,000		Enbridge, Inc., Sr. Note, 5.60%, 04/01/2017	$56,634
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	51,567
25,000		Weatherford International Ltd., 6.00%, 03/15/2018	21,099
20,000		Weatherford International Ltd., 7.00%, 03/15/2038	15,707
		TOTAL	145,007
		Financial Institution - Banking--1.1%
100,000		Bank of America Corp., Sub. Note, 7.40%, 1/15/2011	101,015
100,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	60,688
120,000		Capital One Capital IV, 6.745%, 02/17/2037	53,111
80,000		Citigroup, Inc., Note, 5.125%, 05/05/2014	70,696
200,000		First Union Institutional, Bond, 8.04%, 12/1/2026	154,060
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	57,550
160,000		HSBC Finance Corp., 4.75%, 04/15/2010	152,921
200,000		HSBC Finance Corp., 5.00%, 06/30/2015	174,441
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	60,514
75,000		Household Finance Corp., Unsecd. Note, 4.75%, 7/15/2013	65,775
250,000		JPMorgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	227,991
100,000		PNC Funding Corp., Sr. Note, 5.125%, 12/14/2010	99,423
15,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	13,589
70,000		Popular North America, Inc., 5.65%, 04/15/2009	68,784
477,778	[2,3]	Regional Diversified Funding, 9.25%, 03/15/2030	161,981
100,000		Sovereign Bancorp, Inc., Sr. Note, 4.80%, 09/01/2010	88,058
100,000		U.S. Bank, N.A., 6.30%, 02/04/2014	100,647
100,000		Wachovia Bank N.A., Sub. Note, 4.875%, 02/01/2015	84,069
140,000		Wachovia Corp., 5.75%, 02/01/2018	130,481
100,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	72,157
		TOTAL	1,997,951
		Financial Institution - Brokerage--0.6%
220,000		Blackrock, Inc., 6.25%, 09/15/2017	195,423
40,000		Eaton Vance Corp., 6.50%, 10/02/2017	35,338
100,000	[2,3]	FMR Corp., 4.75%, 03/01/2013	90,032
50,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	36,949
100,000		Goldman Sachs Group, Inc., 6.60%, 01/15/2012	94,533
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--continued
$150,000		Goldman Sachs Group, Inc., Sr. Note, 6.15%, 04/01/2018	$123,616
190,000		Invesco Ltd., Note, 4.50%, 12/15/2009	178,117
25,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 06/15/2012	19,824
30,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 06/15/2017	21,328
60,000		Lehman Brothers Holdings, Note, 4.80%, 3/13/2014	6,300
30,000		Merrill Lynch & Co., Inc., Sr. Unsecd. Note, 6.05%, 08/15/2012	28,411
100,000		Morgan Stanley Group, Inc., 5.30%, 03/01/2013	87,112
75,000		Morgan Stanley, Note, 3.875%, 01/15/2009	74,829
100,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	83,482
30,000		Nuveen Investments, 5.500%, 09/15/2015	5,550
30,000		Nuveen Investments, 5.00%, 9/15/2010	11,550
		TOTAL	1,092,394
		Financial Institution - Finance Noncaptive--0.2%
100,000		American International Group, Inc., Sr. Note, 4.70%, 10/01/2010	82,550
80,000		Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.30%, 05/10/2017	22,380
50,000		General Electric Capital Corp., 5.625%, 05/01/2018	45,974
30,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 03/15/2032	27,406
75,000		General Electric Capital, Note, 6.125%, 2/22/2011	75,706
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	30,725
80,000		International Lease Finance Corp., 4.875%, 09/01/2010	59,640
		TOTAL	344,381
		Financial Institution - Insurance - Health--0.0%
50,000		CIGNA Corp., 6.35%, 03/15/2018	39,022
		Financial Institution - Insurance - Life--0.6%
100,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	61,890
300,000	[2,3]	Pacific Life Corp., Bond, 6.60%, 9/15/2033	297,189
40,000		Prudential Financial, Inc., 6.625%, 12/01/2037	27,435
750,000	[2,3]	Union Central Life Ins Co, Note, 8.20%, 11/1/2026	769,365
		TOTAL	1,155,879
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Financial Institution - Insurance - P&C--0.1%
$80,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 02/15/2017	$66,363
80,000		CNA Financial Corp., 6.50%, 08/15/2016	53,323
15,000		Chubb Corp., Sr. Note, 5.75%, 05/15/2018	13,531
50,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 04/15/2016	50,000
100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 03/15/2014	86,102
10,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/01/2015	9,107
		TOTAL	278,426
		Financial Institution - REITs--0.1%
40,000		Equity One, Inc., Bond, 6.00%, 09/15/2017	25,952
40,000		Liberty Property LP, 6.625%, 10/01/2017	25,406
120,000		Prologis, Sr. Note, 5.50%, 04/01/2012	56,564
60,000		Simon Property Group, Inc, Note, 7.75%, 1/20/2011	51,406
50,000		Simon Property Group, Inc., 6.35%, 08/28/2012	36,877
		TOTAL	196,205
		Foreign-Local-Government--0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	64,150
		Municipal Services--0.1%
140,000	[2,3]	Army Hawaii Family Housing, 5.524%, 6/15/2050	97,357
100,000	[2,3]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/01/2050	70,467
		TOTAL	167,824
		Sovereign--0.1%
100,000		Corp Andina De Fomento, Bond, 7.375%, 01/18/2011	96,943
30,000		United Mexican States, Series MTNA, 6.75%, 09/27/2034	26,202
		TOTAL	123,145
		Technology--0.2%
20,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	19,632
40,000		Dell Computer Corp., Deb., 7.10%, 04/15/2028	33,665
60,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 03/15/2011	58,689
80,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	65,656
50,000		Harris Corp., 5.95%, 12/01/2017	41,800
50,000		Hewlett-Packard Co., Note, 5.40%, 03/01/2017	46,943
100,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 01/15/2011	100,513
		TOTAL	366,898
Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Transportation - Airlines--0.1%
$100,000		Southwest Airlines Co., Deb., 7.375%, 03/01/2027	$86,189
		Transportation - Railroads--0.1%
100,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	89,745
50,000		Norfolk Southern Corp., Note, 6.75%, 02/15/2011	50,307
50,000		Union Pacific Corp., 4.875%, 01/15/2015	44,872
45,000		Union Pacific Corp., Bond, 6.625%, 2/01/2029	40,195
		TOTAL	225,119
		Transportation - Services--0.0%
75,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	49,834
		Utility - Electric--0.4%
50,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	35,339
50,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 03/15/2018	44,399
40,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 09/15/2016	37,819
100,000		Duke Capital Corp., Sr. Note, 6.25%, 02/15/2013	96,297
100,000		Exelon Generation Co. LLC, 6.95%, 06/15/2011	91,897
96,036	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	86,594
120,000		MidAmerican Energy Co., 4.65%, 10/01/2014	110,798
30,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 03/01/2018	28,221
60,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	36,832
100,000		Union Electric Co., 6.00%, 04/01/2018	88,371
80,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	75,890
		TOTAL	732,457
		Utility - Natural Gas Pipelines--0.1%
60,000		Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	57,754
100,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 03/15/2035	67,535
		TOTAL	125,289
		TOTAL CORPORATE BONDS (IDENTIFIED COST $16,856,247)	14,135,473
		CORPORATE NOTE--0.1%
125,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010 (IDENTIFIED COST $124,982)	111,863
		GOVERNMENT AGENCY--1.4%
2,550,000		Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012 (IDENTIFIED COST $2,551,352)	2,684,127
Principal Amount			Value in U.S. Dollars
		GOVERNMENT/AGENCY--0.0%
		Sovereign--0.0%
$75,000		United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $76,756)	$73,234
		MORTGAGE-BACKED SECURITIES--0.7%
10,966		Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	11,509
8,727		Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	9,175
22,632		Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	23,575
20,067		Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	20,901
6,976		Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	7,240
31,696		Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	32,500
88,317		Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	89,677
12,306		Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	12,764
1,920		Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	1,975
22,867		Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	23,363
25,969		Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	26,928
17,674		Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	18,380
38,574		Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	41,390
97,481		Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	98,383
94,078		Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	94,949
41,541		Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	42,623
85,614		Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	87,152
99,692		Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	101,444
3,958		Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	4,565
2,141		Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	2,246
16,907		Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	17,734
933		Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	970
38,773		Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	40,595
4,582		Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	4,722
1,564		Federal National Mortgage Association Pool 511365, 7.000%, 8/1/2029	1,639
341		Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	358
88,513		Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	90,888
35,061		Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	36,002
Principal Amount or Shares			Value in U.S. Dollars
		MORTGAGE-BACKED SECURITIES--continued
$79,842		Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	$81,398
104,713		Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	105,711
1,561		Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	1,667
7,481		Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	8,117
17,471		Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	18,473
501		Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	520
1,017		Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	1,075
11,077		Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	11,496
14,848		Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	15,702
2,691		Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	2,917
19,647		Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	21,297
16,928		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	17,570
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,211,679)	1,229,590
		PREFERRED STOCK--0.5%
		Materials--0.5%
20,800		Freeport-McMoran Copper & Gold, Inc., 6.75%, 5/1/2010 (IDENTIFIED COST $841,464)	866,320
		U.S. TREASURY--1.4%
400,000	[4]	United States Treasury Bill, 5/15/2009	399,164
1,000,000		United States Treasury Note, 2.750%, 10/31/2013	1,040,703
100,000	[4]	United States Treasury Note, 3.125%, 8/31/2013	105,989
1,000,000		United States Treasury Note, 4.875%, 7/31/2011	1,100,039
		TOTAL U.S. TREASURY (IDENTIFIED COST $2,617,861)	2,645,895
		EXCHANGE-TRADED MUTUAL FUNDS--10.4%
80,483		Consumer Staples Select Sector SPDR Fund	1,932,397
70,657		Energy Select Sector SPDR	3,538,503
42,961		Health Care Select Sector SPDR Fund	1,080,039
39,213		iShares MSCI Emerging Market	900,330
222,029		iShares Russell 2000 Index Fund	10,481,989
31,328		iShares S&P 500/BARRA Growth	1,393,783
		TOTAL EXCHANGE-TRADED MUTUAL FUNDS (IDENTIFIED COST $26,230,104)	19,327,041
Shares			Value in U.S. Dollars
		MUTUAL FUNDS--28.6% [5]
47,274		Emerging Markets Fixed Income Core Fund	$756,523
8,746		Federated InterContinental Fund, Institutional Shares	277,063
4,526,393		Federated Mortgage Core Portfolio	44,132,332
835,952		High Yield Bond Portfolio	3,644,751
4,610,280	[6]	Prime Value Obligations Fund, Institutional Shares, 2.35%	4,610,280
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $55,383,210)	53,420,949
		TOTAL INVESTMENTS--100.6% (IDENTIFIED COST $206,029,619) [7]	187,607,075
		OTHER ASSETS AND LIABILITIES - NET--(0.6)% [8]	(1,046,609)
		TOTAL NET ASSETS--100%	$186,560,466

At November 30, 2008, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1] S&P 500 Index Long Futures	15	$3,357,375	December 2008	$163,683
[1] U.S. Treasury Bond 30-Year Long Futures	25	$3,187,109	March 2009	$164,985
UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$328,668

At November 30, 2008, the Fund had the following open swap contracts:

	Credit Default Swap Counter- party		Reference Entity	Buy/ Sell	Pay/ Re- ceive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2008	Notional Amount	Market Value	Upfront Premiums Paid/ (Re-ceived)	Un-realized Appre- ciation
[8]	Banc of America Securities LLC	[1]	Series 10 High Yield CDX Index	Sell	5.00%	6/20/2013	4.38%	$5,000,000	$(1,104,706)	$(1,221,875)	$117,169

Net Unrealized Appreciation/Depreciation on Futures Contracts and Value of Swap Contracts is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2008, these restricted securities amounted to $2,428,833, which represented 1.3% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At November 30, 2008, these liquid restricted securities amounted to $2,428,833, which represented 1.3% of total net assets.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated companies.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $212,196,038.

8 Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments *
Level 1--Quoted Prices	$159,448,437	$ 328,668
Level 2--Other Significant Observable Inputs	28,158,638	(1,104,706)
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$187,607,075	$ (776,038)

* Other financial instruments consist of futures contracts and swap contracts.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MTN	--Medium Term Note
REITs	--Real Estate Investment Trusts

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $53,420,949 of investments in affiliated issuers (Note 5) (identified cost $206,029,619)		$187,607,075
Cash denominated in foreign currencies (identified cost $3,191)		3,212
Income receivable		610,395
Receivable for daily variation margin		168,421
Receivable for investments sold		620,353
Receivable for shares sold		103,220
Receivable for periodic payment from swap contracts		47,312
TOTAL ASSETS		189,159,988
Liabilities:
Payable for investments purchased	$650,920
Payable for shares redeemed	412,631
Income distribution payable	87,369
Bank overdraft	123,770
Payable for Directors'/Trustees' fees	644
Payable for distribution services fee (Note 5)	32,600
Payable for shareholder services fee (Note 5)	41,637
Swaps, at value (premium received $1,221,875)	1,104,706
Accrued expenses	145,245
TOTAL LIABILITIES		2,599,522
Net assets for 14,241,240 shares outstanding		$186,560,466
Net Assets Consist of:
Paid-in capital		$235,633,988
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency, futures contracts and swap contracts		(17,976,686)
Accumulated net realized loss on investments and foreign currency transactions, futures contracts and swap contracts		(30,872,361)
Distributions in excess of net investment income		(224,475)
TOTAL NET ASSETS		$186,560,466

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($125,373,401 ÷ 9,564,028 shares outstanding), $0.001 par value, 750,000,000 shares authorized	$13.11
Offering price per share (100/94.50 of $13.11) [1]	$13.87
Redemption proceeds per share	$13.11
Class B Shares:
Net asset value per share ($21,637,028 ÷ 1,653,465 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$13.09
Offering price per share	$13.09
Redemption proceeds per share (94.50/100 of $13.09) [1]	$12.37
Class C Shares:
Net asset value per share ($20,602,747 ÷ 1,580,430 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$13.04
Offering price per share	$13.04
Redemption proceeds per share (99.00/100 of $13.04) [1]	$12.91
Class K Shares:
Net asset value per share ($18,947,290 ÷ 1,443,317 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$13.13
Offering price per share	$13.13
Redemption proceeds per share	$13.13

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends (including $4,640,624 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $23,211)		$7,400,781
Interest		1,669,964
Investment income allocated from affiliated partnership (Note 5)		108,181
TOTAL INCOME		9,178,926
Expenses:
Investment adviser fee (Note 5)	$1,742,494
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	40,265
Transfer and dividend disbursing agent fees and expenses--Class A Shares	311,861
Transfer and dividend disbursing agent fees and expenses--Class B Shares	70,995
Transfer and dividend disbursing agent fees and expenses--Class C Shares	48,851
Transfer and dividend disbursing agent fees and expenses--Class K Shares	66,248
Directors'/Trustees' fees	14,523
Auditing fees	30,250
Legal fees	17,825
Portfolio accounting fees	124,145
Distribution services fee--Class B Shares (Note 5)	246,138
Distribution services fee--Class C Shares (Note 5)	187,391
Distribution services fee--Class K Shares (Note 5)	88,691
Shareholder services fee--Class A Shares (Note 5)	412,246
Shareholder services fee--Class B Shares (Note 5)	82,046
Shareholder services fee--Class C Shares (Note 5)	61,244
Account administration--Class A Shares	3,947
Account administration--Class C Shares	332
Share registration costs	65,419
Printing and postage	147,038
Insurance premiums	3,643
Taxes	19,300
Miscellaneous	13,329
Expense before allocation	4,068,221
Expenses allocated from affiliated partnership	796
TOTAL EXPENSES	4,069,017

Statement of Operations - continued

Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(249,515)
Waiver of administrative personnel and services fee (Note 5)	(52,539)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares (Note 5)	(103,939)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class B Shares (Note 5)	(15,781)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares (Note 5)	(6,846)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(15,366)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(443,986)
Net expenses			$3,625,031
Net investment income			5,553,895
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts and Swap Contracts:
Net realized loss on investments and foreign currency transactions (including realized loss of $4,153,518 on sales of investments in affiliated issuers) (Note 5)			(28,078,791)
Net realized gain on futures contracts			698,383
Net realized loss on swap contracts			(2,177,271)
Net realized loss allocated from partnership			(127,325)
Realized gain/loss distributions from affiliated investment company shares			3,037,079
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(46,853,501)
Net change in unrealized depreciation on futures contracts			317,766
Net change in unrealized depreciation on swap contracts			221,097
Net realized and unrealized loss on investments, foreign currency transactions, futures contracts and swap contracts			(72,962,563)
Change in net assets resulting from operations			$(67,408,668)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income/operating loss	$5,553,895	$5,180,723
Net realized gain (loss) on investments, including allocation from partnership, foreign currency transactions, futures contracts and swap contracts	(29,685,004)	26,300,316
Realized gain distributions from affiliated investment company shares	3,037,079	969,148
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency, futures contracts and swap contracts	(46,314,638)	(6,633,044)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(67,408,668)	25,817,143
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,209,600)	(3,993,440)
Class B Shares	(558,754)	(574,648)
Class C Shares	(436,499)	(344,061)
Class K Shares	(373,935)	(213,036)
Distributions from net realized gains on investments, foreign currency transactions, and swap contracts
Class A Shares	(18,997,795)	(19,147,426)
Class B Shares	(3,970,690)	(4,766,903)
Class C Shares	(2,615,505)	(2,577,998)
Class K Shares	(1,610,535)	(1,017,268)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,773,313)	(32,634,780)
Share Transactions:
Proceeds from sale of shares	61,467,368	52,577,275
Net asset value of shares issued to shareholders in payment of distributions declared	30,823,744	30,402,512
Cost of shares redeemed	(85,242,261)	(82,206,153)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,048,851	773,634
Change in net assets	(93,133,130)	(6,004,003)
Net Assets:
Beginning of period	279,693,596	285,737,599
End of period (including (distributions in excess) undistributed net investment income of $(224,475) and $198,278, respectively)	$186,560,466	$279,693,596

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated Stock and Bond Fund (formerly, Federated Stock and Bond Fund, Inc) (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. The Fund may also invest in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 5, 2008, the Fund's domicile and form of organization changed from a Maryland Corporation to a Massachusetts business trust. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland, the commonwealth of Massachusetts and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

Through September 4, 2008, as an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure or buying protection to reduce exposure. Total return swap agreements involve the commitment to pay or receive an amount generally determined by reference to an interest rate in exchange for a specific market-linked return, based on notional amounts. To the extent that the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate based obligation, the Fund receives or makes a payment to the counterparty. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value", of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund may be either the buyer or seller in a credit default swap transaction. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2008 is $5,000,000.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in "Swaps, at value" on the Statement of Assets and Liabilities, and periodic payments are reported as "Net realized gain (loss) on swap contracts" in the Statement of Operations. For the year ended November 30, 2008, the Fund had a net realized loss on swap contracts of $2,177,271.

Swap contracts outstanding at period end are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2008, the Fund had a net realized gain on futures contracts of $698,383.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2008, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,736,691	$28,811,635	1,580,674	$30,902,949
Shares issued to shareholders in payment of distributions declared	1,246,091	21,865,220	1,152,486	21,607,700
Shares redeemed	(3,205,676)	(52,219,023)	(2,594,906)	(50,350,695)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(222,894)	$(1,542,168)	138,254	$2,159,954

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	253,445	$4,287,345	296,020	$5,773,666
Shares issued to shareholders in payment of distributions declared	242,313	4,277,122	266,434	4,971,550
Shares redeemed	(914,395)	(15,004,715)	(935,354)	(18,128,500)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(418,637)	$(6,440,248)	(372,900)	$(7,383,284)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	643,591	$10,471,614	404,964	$7,827,822
Shares issued to shareholders in payment of distributions declared	154,274	2,697,569	139,389	2,593,829
Shares redeemed	(552,725)	(8,864,283)	(529,929)	(10,294,215)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	245,140	$4,304,900	14,424	$127,436

Year Ended November 30	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	1,099,593	$17,896,774	416,417	$8,072,838
Shares issued to shareholders in payment of distributions declared	113,667	1,983,833	65,500	1,229,433
Shares redeemed	(572,618)	(9,154,240)	(176,680)	(3,432,743)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	640,642	$10,726,367	305,237	$5,869,528
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	244,251	$7,048,851	85,015	$773,634

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclassification of income for defaulted securities, partnership income reclassifications and swap income reclassifications and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(397,860)	$397,860

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$15,440,201	$10,179,679
Long-term capital gains	$17,333,112	$22,455,101

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of ordinary income	$(107,310)
Net unrealized depreciation	$(24,588,936)
Capital loss carryforwards	$(24,377,276)

At November 30, 2008, the cost of investments for federal tax purposes was $212,196,038. The net unrealized depreciation of investments for federal tax purposes, excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, futures contracts and swap contracts, was $24,588,963. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,133,079 and net unrealized depreciation from investments for those securities having an excess of cost over value of $29,722,042.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bond interest, discount accretion/premium amortization on debt securities and partnership transactions.

At November 30, 2008, the Fund had a capital loss carryforward of $24,377,276 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 1,127,965
2010	$ 1,244,627
2016	$22,004,684

As a result of the tax-free transfer of assets from Vintage Balanced Fund, certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily waived $117,485 of its fee. In addition, an affiliate of the adviser reimbursed $126,566 of transfer and dividend disbursing agent fees and expenses.

Prior to August 17, 2007, the Fund's investment adviser was Federated Equity Management Company of Pennsylvania (FEMCOPA). The advisory agreement between the Fund and FEMCOPA provided for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses.

Certain of the Fund's assets are managed by Federated Investment Management Company (FIMCO) and FEMCOPA (the "Sub-Advisers"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Advisers, the Sub-Advisers receive an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2008, FIMCO and FEMCOPA earned fees of $234,465 and $619,610, respectively.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.088% of average daily net assets of the Fund. FAS waived $52,539 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $8,350 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2008, FSC retained $11,571 in sales charges from the sale of Class A Shares. FSC also retained $1,063 relating to redemption of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,662 of Service Fees for the year ended November 30, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights, but excluding expenses allocated from partnerships) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.05%, 2.05% and 1.75%, respectively, for the fiscal year ending November 30, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Trustees of the Fund are Officers and Trustees or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $132,030. Transactions with affiliated companies during the year ended November 30, 2008 were as follows:

Affiliates	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	53,583	107,919	114,228	47,274	$ 756,523	$ 108,181
Federated InterContinental Fund, Institutional Shares	107,198	251,101	349,553	8,746	277,063	100,583
Federated International Capital Appreciation Fund, Class A Shares	1,482,445	--	1,482,445	--	--	934,311
Federated Mortgage Core Portfolio	4,796,682	1,699,272	1,969,561	4,526,393	44,132,332	2,863,854
High Yield Bond Portfolio	349,707	1,063,508	577,263	835,952	3,644,751	384,012
Prime Value Obligations Fund, Institutional Shares	5,528,188	222,499,739	223,417,647	4,610,280	4,610,280	357,864
TOTAL OF AFFILIATED TRANSACTIONS					$53,420,949	$4,748,805

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2008, the Fund's expenses were reduced by $15,366 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2008, were as follows:

Purchases	$426,730,225
Sales	$439,918,578

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

In addition, the Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (FAS 133). The amendments require additional disclosure relating to credit derivatives. All changes to accounting policies have been made in accordance with the amendments and incorporated for the current period.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2008, the amount of long-term capital gains designated by the Fund was $17,333,112.

For the fiscal year ended November 30, 2008, 18.25% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2008, 13.22% qualify for the dividend received deduction available to corporate shareholders.

Shareholder Meeting Results (unaudited)

A Special Meeting of Trust shareholders was held on September 5, 2008. On July 7, 2008, the record date for shareholders voting at the meeting, there were 14,864,031 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

PROPOSAL 1:

To approve or disapprove a proposed Agreement and Plan of Reorganization ("Agreement") pursuant to which the Fund will change its domicile and form of organization from a Maryland corporation to a Massachusetts business trust. Pursuant to the Agreement, a newly created Massachusetts business trust, named Federated Stock and Bond Fund ( the "Reorganized Fund"), would acquire all of the assets and liabilities of the Fund in exchange for the shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

For	Against	Abstentions and Broker Non-Votes
6,626,804.744	410,428.429	556,969.555

PROPOSAL 2:

To approve or disapprove the removal of the fundamental policy on short selling and purchasing on margin, replacing it with a new non-fundamental policy on purchasing on margin.

For	Against	Abstentions and Broker Non-Votes
6,268,654.614	729,264.177	596,283.937

PROPOSAL 3:

To approve or disapprove a revision to the fundamental policy on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940.

For	Against	Abstentions and Broker Non-Votes
6,384,300.494	656,634.416	553,267.818

PROPOSAL 4:

To approve or disapprove a revision to the fundamental policy on borrowing and issuing senior securities to allow borrowing money and issuing senior securities to the maximum extent permitted under the Investment Company Act of 1940.

For	Against	Abstentions and Broker Non-Votes
6,316,527.231	691,413.872	586,261.625

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Stock and Bond Fund (the "Fund"), as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 1, 2005, were audited by other independent registered public accountants whose report thereon dated January 23, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Stock and Bond Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
January 23, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: December 1956	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: November 1998	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: November 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1969	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1976	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director; Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 VICE PRESIDENT Began serving: May 1976	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED STOCK AND BOND FUND (THE "FUND")

The Fund is the successor to Federated Stock and Bond Fund, Inc. (the "Corporation") pursuant to a reorganization that took place on September 5, 2008. The reorganization was effected without any discontinuity in the operations of the Corporation/Fund, and the fee structure of the Fund is the same as that of the Corporation. At meetings held in May 2008, the Board reviewed the investment advisory and subadvisory contracts with regard to both the Fund and the Corporation. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue with respect to the Fund the arrangements that existed for the Corporation.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Stock and Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406

G01454-01 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $26,250

Fiscal year ended 2007 - $25,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,479 and $0, respectively.  Fiscal year ended 2008 – Discussions related to accounting for REMICS.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008– 0%

Fiscal year ended 2007- 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008– 0%

Fiscal year ended 2007– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008– 0%

Fiscal year ended 2007– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008- $150,935

Fiscal year ended 2007- $51,039

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Stock and Bond Fund

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	January 21, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 21, 2009

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